                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                        Date of Report: December 5, 1997



                            HELMERICH & PAYNE, INC.
________________________________________________________________________________
             (Exact name of registrant as specified in its charter)



Delaware                           1-4221                     73-0679879
________________________________________________________________________________
(State or other             (Commission File                (I.R.S. Employer
jurisdiction of                   Number)                     Identification
incorporation)                                                  Number)


Utica at Twenty-first Street, Tulsa, Oklahoma                 74114
________________________________________________________________________________
(Address of principal executive offices)                   (Zip Code)


                                 (918) 742-5531
________________________________________________________________________________
              (Registrant's telephone number, including area code)


                                      N/A
________________________________________________________________________________
         (Former name or former address, if changed since last report)



                               Page 1 of 2 Pages.

Item 5.  Other Events.

         (i) On December 3, 1997, the Board of Directors of Helmerich & Payne, Inc., (the "Company") declared a 2 for 1 stock split with a record date of December 15, 1997. The stock split is to be effected by mailing certificates for additional shares on or before December 31, 1997.

         (ii) On December 1 and 2, 1997, Helmerich & Payne, Inc. sold a total of 600,000 shares of Occidental Petroleum Corporation common stock. After such sale, Helmerich & Payne, Inc. owned 1,400,000 shares of Occidental Petroleum Corporation common stock.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   HELMERICH & PAYNE, INC.
                                        (Registrant)



                                   By:   /S/ Steven R. Mackey
                                      ----------------------------------------
                                      Name:   Steven R. Mackey
                                      Title:     Vice President



Dated:   December 5, 1997





                                       2